UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 28, 2008
(February 28, 2008)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

002-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
225 East John Carpenter Freeway
Irving, TX 75062
(469) 484-8500
______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐      Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition

2007 Earnings

On February 11, 2008, PNM Resources, Inc. (“PNMR” or the “Company”) announced unaudited preliminary 2007 Generally Accepted Accounting Principles ("GAAP") and on-going earnings.  This information was subject to the year-end audit by the Company’s auditors and subject to final review and adjustment by the Company.   The year-end audit has been completed and, as a result, the Company made adjustments to its previously reported preliminary results of operations that in the aggregate totaled quarterly and annual after-tax reductions of $1.5 million to GAAP earnings and $0.6 million to on-going earnings.  The impacts of the reductions on quarterly and annual GAAP and on-going earnings per diluted share, rounded to the nearest cent, are reflected below:

	Year Ended December 31, 2007	Quarter Ended December 31, 2007
Unaudited Preliminary Earnings
On-going earnings per diluted share	$1.08	$0.11
GAAP Earnings per diluted share	$0.98	$0.23

Final Results
On-going earnings per diluted share	$1.07	$0.11
GAAP Earnings per diluted share	$0.96	$0.21

The Company provided quarterly and annual reconciliations of GAAP to non-GAAP earnings and earnings per diluted share by segment in its February 11, 2008 announcement and has included updated reconciliations in the attached Schedules 1 through 3.

Non-GAAP Financial Measures

This report and other communications from the Company from time to time may include certain non-GAAP financial measures.  A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.

Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income, other income and deductions, net income, earnings per share and return on rate base (“regulated return”).  The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals for management and employees.  Regulated return is used to evaluate the operations of each of its regulated business segments, and the Company believes the rate base to be a measure that is required the New Mexico Public Regulation Commission and the Public Utility Commission of Texas.  Regulated return measures the regulated earnings contribution of a business segment as a percentage of the portion of its rate base deemed financed by common equity.  This return is calculated by dividing ongoing earnings for the regulated portion of the business segment, as adjusted, by the common equity portion of its estimated rate base, based on a defined capital structure.  Non-GAAP financial measures utilized by the Company exclude the impact of non-recurring items and net unrealized mark-to-market gains and losses on economic hedges. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings capacity of the Company’s operations.  Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

As previously announced, on January 12, 2008, an agreement to sell the gas operations of the Company was signed.  The gas operations are classified as discontinued operations under GAAP.  The sale is subject to approval by the New Mexico Public Regulation Commission.  Pending regulatory approval, management must continue to actively manage the gas operations to fulfill its obligations to its regulated customers.  Therefore, management has determined to include discontinued operations in ongoing earnings to reflect these obligations.

The non-GAAP financial measures used by the Company should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section and not deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: February 28, 2008	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

PNM Resources
Schedule 1:
4th Quarter 2007 Reconciliation of Ongoing Earnings to GAAP Earnings

	Quarter Ended
	December 31, 2007
	Earnings	EPS
	(in '000s)	Diluted
GAAP Net Earnings	$16,597	$0.21

Adjustments to reconcile GAAP net earnings to
ongoing net earnings (net of income tax effects):
Favorable Tax Decisions	(4,708)	(0.06)
Loss on Contribution of Altura	380	0.01
Business Improvement Plan	(354)	(0.00)
Consulting and Legal Costs for Sale of Assets	1,829	0.02
Sale of Turbine	(804)	(0.01)
JV Formation Costs	(840)	(0.01)
Economic Mark-to-Market	(3,898)	(0.05)
Total Adjustments	(8,395)	(0.10)

Ongoing Net Earnings	$8,202	$0.11

Average Diluted Shares Outstanding (in '000s)		77,257

PNM Resources
Schedule 2:
2007 Reconciliation of Ongoing to GAAP Earnings
($ in thousands)

			Wholesale					Corp/Other
	PNM Gas	PNM Electric	PNM Wholesale	Altura	TNMP	FCP	EnergyCo	PNM Corp/Other	PNMR Corp/Other	PNMR

Ongoing Earnings - Previous Segments	$10,110	$35,841	$4,405	$7,259	$18,932	$26,845	$4,579	$854	($25,236)	$83,589

Segment Changes
Combine PNM Electric (Retail) and PNM Wholesale		4,405	(4,405)							0
Reclass PNM Corporate/Other	(98)	952						(854)		0
After Segment Changes	10,012	41,198	0	7,259	18,932	26,845	4,579	0	(25,236)	83,589

	PNM Gas	PNM Electric		Altura	TNMP	FCP	EnergyCo	PNM Corp/Other	PNMR Corp/Other	PNMR
	10,012	41,198		7,259	18,932	26,845	4,579	0	(25,236)	83,589
Corporate items allocated to PNM Gas that are not considered discontinued operations under GAAP:	6,362	(6,362)		0	0	0	0	0	0	0

Ongoing Earnings	16,374	34,836		7,259	18,932	26,845	4,579	0	(25,236)	83,589

Non-Recurring Items
Favorable Tax Decisions		4,709							16,037	20,746
Twin Oaks III Impairment				(2,042)						(2,042)
Business Improvement Plan	(859)	(2,116)			(524)				(3,693)	(7,192)
Consulting and Legal Costs for Sale of Assets		(161)							(1,724)	(1,885)
Loss on Altura Contribution									(2,577)	(2,577)
Sale of Turbine		2,482								2,482
Afton Write-Down		(11,780)								(11,780)
JV Formation Costs									(1,702)	(1,702)
Economic Mark-to-Market	1	(5,107)				341				(4,765)
Total Non-Recurring Items	(858)	(11,973)		(2,042)	(524)	341	0		6,341	(8,715)

GAAP Earnings from Continuing Operations		22,863		5,217	18,408	27,186	4,579		(18,895)	59,358
GAAP Earnings from Discontinued Operations	15,516									15,516
GAAP Net Earnings	$15,516	$22,863		$5,217	$18,408	$27,186	$4,579		($18,895)	$74,874

PNM Resources
Schedule 3:
2007 Reconciliation of Ongoing to GAAP Earnings per Share

			Wholesale					Corp/Other
	PNM Gas	PNM Electric	PNM Wholesale	Altura	TNMP	FCP	EnergyCo	PNM Corp/Other	PNMR Corp/Other	PNMR

Ongoing Earnings - Previous Segments	$0.13	$0.46	$0.06	$0.09	$0.24	$0.34	$0.06	$0.01	($0.32)	$1.07

Segment Changes
Combine PNM Electric (Retail) and PNM Wholesale		0.06	(0.06)							0.00
Reclass PNM Corporate/Other	(0.00)	0.01						(0.01)		0.00
After Segment Changes	0.13	0.53	0.00	0.09	0.24	0.34	0.06	0.00	(0.32)	1.07

	PNM Gas	PNM Electric		Altura	TNMP	FCP	EnergyCo	PNM Corp/Other	PNMR Corp/Other	PNMR
	0.13	0.53		0.09	0.24	0.34	0.06		(0.32)	1.07
Corporate items allocated to PNM Gas that are not considered discontinued operations under GAAP:	0.08	(0.08)		0.00	0.00	0.00	0.00		0.00	0.00

Ongoing Earnings	0.21	0.45		0.09	0.24	0.34	0.06		(0.32)	1.07

Non-Recurring Items
Favorable Tax Decisions		0.06							0.21	0.27
Twin Oaks III Impairment				(0.03)						(0.03)
Business Improvement Plan	(0.01)	(0.03)			(0.01)				(0.05)	(0.10)
Consulting and Legal Costs for Sale of Assets									(0.02)	(0.02)
Loss on Altura Contribution									(0.03)	(0.03)
Sale of Turbine		0.03								0.03
Afton Write-Down		(0.15)								(0.15)
JV Formation Costs									(0.02)	(0.02)
Economic Mark-to-Market		(0.07)				0.01				(0.06)
Total Non-Recurring Items	(0.01)	(0.16)		(0.03)	(0.01)	0.01	0.00		0.09	(0.11)

GAAP Earnings from Continuing Operations		0.29		0.06	0.23	0.35	0.06		(0.23)	0.76
GAAP Earnings from Discontinued Operations	0.20									0.20
GAAP Net Earnings	$0.20	$0.29		$0.06	$0.23	$0.35	$0.06		($0.23)	$0.96

Average Diluted Shares Outstanding                                 77,928